COVID-19	12 Months Ended
Mar. 31, 2021
Covid 19 [Abstract]
COVID-19 [Text Block]

18. COVID-19

The COVID-19 outbreak was declared as a pandemic by the World Health Organization on March 11, 2020.  Globally, governments worldwide have focused on containment of the outbreak and the prevention of further spread.  Since the outbreak, global economies have been impacted as governments have imposed restrictions such as travel bans, self-imposed quarantines, social distancing and temporary closures of non-essential businesses.  While economies began to slowly reopen in June 2020 after an initial lockdown, governments were required to reinstate lockdowns and closures when infection rates returned at the end of 2020 and early 2021.  Since March 2021, the supply of vaccines has become more secure in Canada and immunization rates are continuing to improve in Canada, the United States and may developed countries in the world.  The duration and long-term effects of the pandemic is unknown at this time.

In response to the COVID-19 pandemic, Burcon implemented measures to ensure the safety of work conditions for its staff at the Winnipeg Technical Centre and at its head office in Vancouver.  While the COVID-19 pandemic has not had significant adverse effect on Burcon's and Merit Foods' business operations to-date, it is not possible to predict how long the pandemic will continue to last and whether the financial and business conditions of Burcon and Merit Foods will be impacted in future periods.

Governments worldwide, including Canada, have implemented significant monetary and fiscal relief programs designed to stabilize their economies.  Burcon has received Canadian government assistance through the CEWS and CERS programs.  See notes 10 and 11 for details.